Exhibit 10.43

December 20, 2007

BY E-MAIL

Mr. Doug Adams
Solx Acquisition, Inc.
890 Winter Street, Suite 115
Waltham, MA  02451
U.S.A.

Dear Doug:

Re:           Section 1(d) of the Stock Purchase Agreement

As we agreed on the phone this morning, the business deal between OccuLogix, Inc. (“OccuLogix”) and Solx Acquisition, Inc. (“Solx Acquisition”) is, and had always been, that Solx Acquisition would reimburse the payroll liabilities of Solx, Inc. (“Solx”) during the period between December 1, 2007 and December 31, 2007 (including the costs of providing benefits to the individuals on Solx’s payroll, consistent with past practice).  It was brought to my attention that the defined term “December Payroll” in the second paragraph of Section 1(d) the Stock Purchase Agreement, dated as of December 19, 2007, between OccuLogix and Solx Acquisition, Inc. (the “Stock Purchase Agreement”) refers to the period between the Closing Date and December 31, 2007.

In order to avoid confusion in the future regarding this point, I would appreciate it if you would confirm our mutual understanding that Solx Acquisition will reimburse Solx’s payroll liabilities during the period between December 1, 2007 (as opposed to the Closing Date) and December 31, 2007 (including the costs of providing benefits to the individuals on Solx’s payroll, consistent with past practice) on or prior to January 15, 2008 and that the defined term “December Payroll” in the Stock Purchase Agreement should be read accordingly.

Please indicate your acknowledgement by signing this letter, in the appropriate signature block below, and returning a signed copy to me.

Sincerely,

“Bill Dumencu”

Bill Dumencu
Chief Financial Officer & Treasurer

OccuLogix, Inc.
International Corporate Office: 2600 Skymark Ave., Bldg. 9, Ste. 201, Mississauga, Ontario  Canada L4W 5B2
 T 905 602-0887 F  905 602-7623
U.S. Corporate Office:  890 Winter Street, Suite 115, Waltham, Massachusetts   02451   T 781 547-4050     F 781 547-4099

www.occulogix.com

ACKNOWLEDGED AND AGREED TO
this 20th day of December, 2007

SOLX ACQUISITION, INC.

By:	“Doug P. Adams”
	Name:	Doug P. Adams
	Title:	President

OccuLogix, Inc.
International Corporate Office: 2600 Skymark Ave., Bldg. 9, Ste. 201, Mississauga, Ontario  Canada L4W 5B2
 T 905 602-0887 F  905 602-7623
U.S. Corporate Office:  890 Winter Street, Suite 115, Waltham, Massachusetts   02451   T 781 547-4050     F 781 547-4099

www.occulogix.com